The Prudential Insurance Company of America	Lisa G. Baltazar
Vice President and Corporate Counsel

The Prudential Insurance Company of America
80 Livingston Avenue
Roseland, NJ 07068
(973) 548-3468 fax: (973) 548-6575

September 13, 2019

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:    The Prudential Insurance Company of America
Prudential Variable Contract Account GI-2 (File No. 811-07545)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Contract Account GI-2 (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semi-Annual Reports for the underlying funds for the period ending June 30, 2019 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
AB Variable Products Series Fund	811-05398
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
BNY Mellon Variable Investment Fund	811-05125
DWS Investments VIT Funds	811-07507
DWS Variable Series I	811-04257
DWS Variable Series II	811-05002
Fidelity Variable Insurance Products Fund II	811-05511
Fidelity Variable Insurance Products Fund III	811-07205
Fidelity Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
PIMCO Variable Insurance Trust	811-08399
Royce Capital Fund	811-07537
T. Rowe Price Equity Series	811-07143
T. Rowe Price International Series, Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 548-3468.

Sincerely,

/s/ Lisa G. Baltazar
Lisa G. Baltazar

VIA EDGAR